UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 24, 2009
ACCESS TO MONEY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19657	93-0809419

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1101 Kings Highway N, Suite G100
Cherry Hill, New Jersey 08034
(Address of Principal Executive Offices) (Zip Code)
(856) 414-9100
(Registrant’s Telephone Number, Including Area Code)
TRM Corporation
12402 N. E. Marx Street
Portland, Oregon 97230
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounting and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant
     The Audit Committee of the Board of Directors of TRM Corporation (the “Company”) approved the dismissal of McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent accountant and the engagement of the accounting firm of Friedman LLP (“Friedman”) to serve as the Company’s independent accountant to audit the Company’s consolidated financial statements for the year ending December 31, 2009. The dismissal of McGladrey was effective on June 24, 2009. The engagement of Friedman was effective June 24, 2009.
     The audit reports of McGladrey on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the 2007 report included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.
     During the years ended December 31, 2008 and 2007, and the subsequent interim period through June 24, 2009, the effective date of the dismissal of McGladrey, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference thereto in its reports on the Company’s financial statements for such years.
     During the years ended December 31, 2008 and 2007 and the subsequent interim period through June 24, 2009, the effective date of the dismissal of McGladrey, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     During the fiscal years ended December 31, 2008 and 2007 to the date of the engagement of Friedman, the Company has not consulted with Friedman regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.
     The Company has provided a copy of this Form 8-K to McGladrey and has requested McGladrey to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether McGladrey agrees with the preceding statements and if it does not agree, the respects in which it does not agree. A copy of the McGladrey letter dated June 26, 2009, responding to the Company’s request is attached hereto as Exhibit 16.1 to this Report.

Section 8 — Other Events
Item 8.01 Other Events
     On June 24, 2009, the Company announced that, effective June 25, 2009, it has changed its name to Access to Money, Inc. and its ticker symbol has changed to “AEMI.”  A copy of the Company’s press release containing this announcement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Exhibits
     (d) Exhibits.

No.	Description

16.1	McGladrey’s letter, dated June 26, 2009, addressed to the Securities and Exchange Commission.

99.1	Press Release of the Company dated June 24, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS TO MONEY, INC.
	By:	/s/ Richard B. Stern
	Name:	Richard B. Stern
Date: June 26, 2009	Title:	President & Chief Executive Officer

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